Exhibit 10.7D

AMENDMENT NO. 2 TO EMPLOYMENT AGREEMENT

This Amendment No. 2 to Employment Agreement, dated as of September 28, 2005 ("Amendment No. 2"), amends the Employment Agreement, dated September 24, 2001, as amended by Amendment No. 1 dated as of November 17, 2004 (the "Employment Agreement"), between Sarah L. Eames (the "Executive") and Allied Healthcare International Inc., a New York corporation (the "Company").

WHEREAS, the Executive and the Company desire to amend the Employment Agreement in the manner hereinafter set forth;

NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

1.    Notwithstanding anything to the contrary contained in the Employment Agreement:

(a)    Effective October 1, 2005, the Executive's base salary shall be at the rate of Ten Thousand Dollars ($10,000) per month, payable in accordance with the Company's normal payroll practices.

(b)    The Term (as such term is defined in the Employment Agreement) shall continue until December 31, 2006.

2.    Except as amended hereby, the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date set forth above.

ALLIED HEALTHCARE INTERNATIONAL INC.
By: /s/ C.F. Murphy Name: C.F. Murphy Title: Chief Financial Officer

/s/ C. Fedder
Witness

/s/ Sarah Ladd Eames SARAH L EAMES

Witness